THE NORTH CAROLINA TAX FREE BOND FUND
                                   SUPPLEMENT



         The Prospectus and Statement of Additional Information, dated December 31, 1997, of The North Carolina Tax Free Bond Fund (the "Fund") is hereby amended to reflect the following new information:

         1.       Advisor.  The shareholders of the Fund have approved the
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                  new Investment Advisory Agreement with Boys, Arnold &
                  Company, Inc. described on page 17 of the Prospectus.

         2.       Administrator and Transfer Agent. The Fund has entered into
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                  the Administration Agreement with Countrywide Fund Services,
                  Inc. described on page 18 of the Prospectus.

         3.       Address and Phone Number of Fund. Inquiries concerning the
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                  Fund, shareholder accounts, and purchases or redemptions of shares in the Fund should now be addressed to:

                           The North Carolina Tax Free Bond Fund
                           P.O. Box 5354
                           Cincinnati, Ohio 45201-5354
                           1-800-841-0987

                  For persons desiring to invest in the Fund by bank wire, your bank should now use the following wire instructions:

                            The Fifth Third Bank
                            Cincinnati, Ohio
                            ABA # 042000314
                            For The North Carolina Tax Free Bond Fund
                              Acct. # 999-41635
                            For further credit to (shareholder's name and
                              Acct.#)

                  For further information concerning purchases or redemptions of Fund shares, see "How Shares May Be Purchased" and "How Shares May be Redeemed" in the Prospectus.

         The date of this Supplement is March 2, 1998.